UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): January 26, 2023

ENB Financial Corp

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 E. Main St., Ephrata, PA	17522-0457
(Address of principal executive offices)	(Zip Code)

(717) 733-4181

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On January 26, 2023, Matthew T. Long, Senior Executive Vice President, Chief Operating Officer of ENB Financial Corp’s (the “Corporation”) wholly-owned subsidiary, Ephrata National Bank (the “Bank”) transitioned from his position with the Bank effective immediately. The Bank intends to commence a search to identify his permanent successor.

As a result of the transition from employment, on January 26, 2023, Chad E. Neiss, Senior Executive Vice President, Chief Strategy Officer & Head of Mortgage Division of the Bank was appointed to serve as the Bank’s Interim Chief Operating Officer pending the identification of a permanent successor for the Chief Operating Officer position. Mr. Neiss, age 49, has served as an officer of the Bank since 2014. Mr. Neiss will receive quarterly goal-based compensation for the additional duties as Interim Chief Operating Officer of the Bank. Mr. Neiss is party to an Employment Agreement with the Corporation and Bank as disclosed and described in a previous Current Report on Form 8-K filing dated November 1, 2022. Mr. Neiss’s employment agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed in this Current Report.

Exhibit Number	Description

10.01	Employment Agreement by and among ENB Financial Corp, The Ephrata National Bank and Chad E. Neiss dated as of October 28, 2022 (Incorporated by reference to Exhibit 10.1 of the Corporation’s Current Report on Form 8-K filed with the SEC on November 1, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ENB FINANCIAL CORP
(Registrant)

Dated: January 27, 2023	/s/ Jeffrey S. Stauffer
Jeffrey S. Stauffer
Chairman of the Board Chief Executive Officer and President (Principal Executive Officer)

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